DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund
Institutional Class

Supplement to the Fund's Prospectus dated March 30, 2005

Effective July 6, 2005, a new account may be opened in Delaware Emerging Markets Fund (by purchase, exchange or certain transfers) only with a minimum initial investment of $50,000. The minimum additional or subsequent investment amounts will remain as stated in the current prospectus.

The following information replaces the last paragraph under "Investing in the Funds" on page 24 of the Prospectus:

Effective July 6, 2005, the minimum initial investment in Delaware Emerging Markets Fund is $50,000.

This Supplement is dated June 24, 2005.